Subsequent Events	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 37 – Subsequent Events

On December 21, 2018, the Company and The Hydrogen Company (“H2C”) entered into a subscription agreement to issue 3,537,931 common shares of Hydrogenics to H2C on a private placement basis, for gross proceeds to Hydrogenics of $20,520 or $5.80 per common share. The subscription price represented approximately a 20% premium to the 20-day volume-weighted average trading price of the Company’s common shares on the NASDAQ for the period ending December  20, 2018.

The transaction closed on January 24, 2019 and the Company received net proceeds of $20,305 after fees and expenses of $215. Subsequent to closing of the private placement, H2C’s interest in Hydrogenics is approximately 18.6% of total issued common shares.

The subscription agreement provides, among other things, that H2C has participation rights on future offerings and the right to nominate one director to the board of directors of Hydrogenics, and that H2C will be subject to certain restrictions, including lock-up, transfer, standstill and voting restrictions, subject, in each case, to certain ownership threshold requirements or for a period of one year from the date of the subscription agreement.